FORM 11-K
                       DECEMBER 31, 1995

                         EXHIBIT INDEX

     Exhibit                                           Page

Exhibit 99(i)    Financial Statements to Form 11-K of
                 Dominion Resources, Inc. Employee Savings
                 Plan (filed in paper format)

Exhibit 99(ii)   Independent auditor's Consent (filed
                 electronically herewith)

Exhibit 99(iii)  Financial Statements to Form 11-k OF
                 Dominion Resources, Inc. Dominion
                 Subsidiary Savings Plan (filed in paper
                 format).

Exhibit 99(iv)   Financial Statements to Form 11-K of
                 Virginia Power Hourly Employee Savings
                 Plan (filed in paper format)

Exhibit 99(v)   Independent Auditor's consent (filed
                electronically herewith)
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                                             Exhibit 99(ii)


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement
No. 33-55403 of Dominion Resources, Inc. On Form S-8 of our report dated June 18, 1996, appearing in this Annual Report on Form 11-K of Dominion Resources, Inc. Employee Savings Plan for the year ended December 31, 1995.

DELOITTE & TOUCHE LLP
Richmond, Virginia
June 18, 1996

                                             Exhibit 99(v)


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement
No. 33-55403 of Dominion Resources, Inc. On Form S-8 of our report dated
June 18, 1996, appearing in this Annual Report on Form 11-K of Virginia Power Hourly Employee Savings Plan for the year ended December 31, 1995.

DELOITTE & TOUCHE LLP
Richmond, Virginia
June 18, 1996